Exhibit 4.1

SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATIONINCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARECUSIP 74765K 10 5CLASS A COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONSSPECIMENFULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK $0.0001 PAR VALUE, OF QUANTUM-SI INCORPORATED transferable on the books of the Company in Person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the Bylaws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.0000001CHIEF EXECUTIVE OFFICER2020CHIEF FINANCIAL OFFICER

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.The following abbreviations , when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:TEN COM TEN ENT IT TENTTEE- as tenants in common - as tenants by the entireties - as joint tenants with right of survivorship and not as tenants in common - trustee under Agreement datedUNIF GIFT MIN ACT- Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State)Additional abbreviations may also be used though not in the above list.For value received, hereby sell, assign and transfer untoPLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEEPLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.Shares of the common stock represented by this certificate and do hereby irrevocably constitute and appointattorney, to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.DATEDNOTICE.The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.SIGNATURE GUARANTEED:5 APPROVEDSIGNATURE GUARANfEE MEDALLION PROGRAM), PURSUANTTOS.E.C. RULE17Ad-15.